                                                      [Pioneer Logo]




 PIONEER
 BALANCED
 FUND


----------------------
ANNUAL REPORT 12/31/98
----------------------

 TABLE OF CONTENTS
-----------------------------------------------------------------------------

 Letter from the Chairman                                           1

 Portfolio Summary                                                  2

 Performance Update                                                 3

 Portfolio Management Discussion                                    6

 Schedule of Investments                                            9

 Financial Statements                                              17

 Notes to Financial Statements                                     23

 Report of Independent Public Accountants                          28

 Trustees, Officers and Service Providers                          29

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/98
    ----------------------------------------------------------------------------


     DEAR SHAREOWNER,
    ----------------------------------------------------------------------------

     It is with pleasure that I introduce this report for Pioneer Balanced Fund, covering the year ended December 31, 1998. I thank you for your interest and for this opportunity to comment briefly on your Fund and today's investing environment.

     I would first like to introduce to you the new investment team running the day-to-day operations of your Fund. On September 1, William C. Field, who led the investment team that converted your Fund to balanced investing and remains with us as a senior analyst on our Core Value team, passed the reins of Pioneer Balanced Fund to a new investment team. Eric Weigel, who joined Pioneer in August of 1998 with 10 years of industry experience, is the leader of Pioneer's quantitative analysis efforts. He makes overall decisions for the allocation of assets in the Fund. Tin Chan, who also joined us in August, has six years of industry experience and manages the equity holdings of the Fund. The fixed income team manages the bond portfolio.

     We look forward to Pioneer Balanced Fund's first full year under the new investment team and believe their aggregate skills will serve our shareowners well in 1999 and beyond. The former investment team built a balanced portfolio of stocks and bonds designed specifically to pursue growth of capital and provide regular income - a strategy we believe is well suited for the conservative long-term investor. This will not change.

     Inevitably though, there will be some investment style changes, and I encourage you to read this report carefully to learn about your Fund's progress. If you have questions about Pioneer Balanced Fund, please contact your investment professional, or Pioneer at 1-800-225-6292. Thank you for your support.

     Respectfully,


     /s/ John F. Gogan, Jr.

     John F. Cogan, Jr.,
     Chairman and President

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/98
   -----------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                              [PIE CHART]

     U.S. Common Stocks            56%
     Corporate Bonds               26%
     U.S. Government Securities    17%
     Short-Term Cash Equivalents    1%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

                              [PIE CHART]

     Financial                20%
     Government Obligations   17%
     Energy                   11%
     Consumer Cyclicals       10%
     Capital Goods             8%
     Basic Materials           7%
     Communication Services    7%
     Technology                5%
     Other                    15%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

   ------------------------------------------------------------------------------------
     1.  Government National Mortgage   3.78%   6.  Delta Air Lines, Inc., 9.2%,  2.12%
         Association, 6.0%, 10/15/28                9/23/14
   ------------------------------------------------------------------------------------
     2.  Exxon Corp.                    3.08    7.  General Electric Capital      2.08
                                                    Corp., 8.85%, 4/1/05
   ------------------------------------------------------------------------------------
     3.  Ford Motor Co.                 2.84    8.  News America Holdings Inc.,   2.01
                                                    8.25%, 8/10/18
   ------------------------------------------------------------------------------------
     4.  Intel Corp.                    2.52    9.  Southdown Inc., 10.0%,        1.97
                                                    3/1/06
   ------------------------------------------------------------------------------------
     5.  AT&T Corp.                     2.32   10.  US West Communications        1.92
                                                    Group, Inc.
   ------------------------------------------------------------------------------------

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/98                              CLASS A SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
       PER SHARE                12/31/98   12/31/97

                                $9.74      $10.15

    DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (12/31/97 - 12/31/98)       DIVIDENDS  CAPITAL GAINS   CAPITAL GAINS

                                $0.300     $0.203          $0.025

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

    -----------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

               NET ASSET      PUBLIC OFFERING
    PERIOD       VALUE            PRICE*

    10 Years     9.58%             9.08%
    5 Years      8.13              7.14
    1 Year       1.14             -3.42
    -----------------------------------------

    * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

       Pioneer          Lehman Brother Government/      Standard & Poor's
    Balance Fund*         Corporation Bond Index            500 Index

         9550                     10000                       10000
        11068                     13163                       11424
        11465                     12755                       12369
        13600                     16632                       14361
        14632                     17899                       15449
        16130                     19701                       17157
        15435                     19958                       16555
        18831                     27447                       19742
        20964                     33738                       20311
        23575                     44987                       22293
        23845                     57911                       24405

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/98                               CLASS B SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   12/31/98    12/31/97

                                $9.65       $10.08

    DISTRIBUTIONS PER SHARE     INCOME      SHORT-TERM      LONG-TERM
    (12/31/97 - 12/31/98)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS

                                $0.223      $0.203          $0.025

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/
    Corporate Bond Index.

    --------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

                    IF              IF
    PERIOD         HELD          REDEEMED*

    Life-of-Fund   9.65%           9.01%
    (4/28/95)
    1 Year         0.19           -3.64
    --------------------------------------

    * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

       Pioneer          Lehman Brother Government/      Standard & Poor's
    Balance Fund*         Corporation Bond Index            500 Index

        10000                     10000                       10000
        10397                     10640                       10502
        10813                     11485                       10703
        11374                     12175                       11202
        11330                     12828                       10940
        11455                     13402                       10990
        11672                     13815                       11184
        12400                     14966                       11525
        12235                     15369                       11426
        13142                     18048                       11841
        14232                     19398                       12256
        14010                     19956                       12650
        14871                     22738                       12842
        14662                     23491                       13177
        13635                     21158                       13830
        13736                     25689                       13848

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/98                               CLASS C SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE                   12/31/98     12/31/97

                                $9.75        $10.17

    DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM      LONG-TERM
    (12/31/97 - 12/31/98)       DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS

                                $0.221       $0.203          $0.025

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.

    --------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

                    IF              IF
    PERIOD         HELD          REDEEMED*

    Life-of-Fund   7.35%           7.35%
    (1/31/96)
    1 Year         0.27            2.27
    --------------------------------------

    * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within on year of purchase.

       Pioneer          Lehman Brother Government/      Standard & Poor's
    Balance Fund*         Corporation Bond Index            500 Index

        10000                     10000                       10000
         9865                     10190                        9706
         9974                     10646                        9750
        10163                     10974                        9922
        10812                     11888                       10225
        10678                     12208                       10137
        11487                     14336                       10505
        12456                     15408                       10873
        12269                     15851                       11222
        13029                     18061                       11393
        12859                     18659                       11691
        11956                     16806                       12269
        12302                     20405                       12286

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
    ----------------------------------------------------------------------------


     Pioneer Balanced Fund completed a busy year on December 31, 1998, given the stock and bond markets' dramatic ups and downs and our efforts to rebalance the Fund's asset allocation. As a result of the changes to the portfolio since October, investors will begin receiving monthly dividends -- rather than quarterly -- beginning in January 1999. In the following discussion, your Fund's management team -- Eric Weigel and Tin Chan with Ken Taubes speaking for the fixed income team -- provide some insight into the Fund's repositioning and their expectations for its performance going forward. Mr. Weigel's focus is asset allocation, and Mr. Chan is responsible for stock selection.

     Q:  ERIC, HOW DID THE FUND PERFORM IN 1998?

     A: There's no denying that the Fund had a tough year. Class A shares posted a 1.14% total return at net asset value, with 0.19% for Class B Shares and 0.27% for Class C Shares. The 409 balanced funds tracked by Lipper Analytical Services returned an average of 13.50% for the same period. The Fund's weak performance is partly the result of holdings in smaller technology companies, which were hurt by the lack of Asian demand. Investments in real estate investment trusts (REITs) also took a toll. Despite their attractive income payments, they suffered from low investor interest. The Fund sold all of its shares of REITs during the rebalancing.

         Another significant factor working against the Fund was our "value" strategy. Often out-of-favor or under-researched by the market, value stocks sell at prices below their true worth. Although this approach has significant long-term merit, this was a year when it did not pay to own undervalued, low profile stocks. Instead, investors had a seemingly insatiable appetite for growth investing, which focuses on rapid earnings potential.

     Q:  ERIC, HOW DID THE PORTFOLIO CHANGE IN THE MOST RECENT QUARTER?

     A: First of all, we want to emphasize that the Fund's twin investment objectives of capital growth and current income have not changed. However, we have changed the way we're trying to achieve those two goals. Since September, the Fund has greater emphasis on income-producing investments of all kinds -- dividend-paying stocks, corporate bonds and mortgage-backed

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

             securities. Dividends are generally a stable and predictable source of return and contribute greatly to overall performance. And, in rising markets, income combined with rising prices can provide strong returns. In declining markets, the steady income can help support the value of the Fund's assets.

             The asset allocation has remained fairly steady -- 55% to 60% stocks, about 40% bonds and the small remainder in short-term cash equivalents. We don't expect a major deviation from this allocation any time soon.

     Q: TIN, YOU'RE NOW PLACING MORE EMPHASIS ON LARGE-COMPANY STOCKS THAN IN THE PAST. WHY?

     A: Large-company stocks can offer good opportunities for "value" investing. Often times, larger more established companies are facing short-term pressures, which contribute to uncertainty and lower stock prices relative to their future earnings power. Economic or industry-specific factors can have this effect.

         The energy and financial sectors currently offer attractive opportunities for long-term growth at the right price. Energy stocks, such as Exxon and Chevron, pay strong dividends and are experiencing solid appreciation, especially in light of recent megamerger announcements. Takeover activity is also sparking great enthusiasm for financial stocks, but our value orientation tends to promote a conservative approach. Federal National Mortgage Association (Fannie Mae) exemplifies our strategy here. We're also drawn to sectors with less investor interest, such as utilities and telecommunications. Deregulation has changed the landscape in both industries, benefiting Public Service Enterprise Group and US West Communications Group.

     Q:  KEN, WHERE DID YOU FIND OPPORTUNITIES IN THE FIXED-INCOME MARKETS?

     A: As a result of the financial market's correction and a series of U.S. interest rate cuts this fall, the difference between Treasury and non-Treasury yields widened to levels not seen since the early 1990s. This is understandable in light of investors' uncertainty stemming from the currency crisis in emerging markets and

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98  (CONTINUED)
    ----------------------------------------------------------------------------

         the perception of U.S. Treasurys as a safe haven. We took advantage of the correction to reduce Treasury holdings and invested the proceeds in corporate bonds and mortgage-backed securities. This strategy boosted the Fund's yield and may provide an opportunity for capital appreciation once the market returns to a more normal environment.

         Two new purchases exemplify our strategy in the corporate bond arena. High-end retailer, Saks, is benefiting from an improving credit profile, driven by cost cutting under its new owner, and strong industry-wide consumer demand. MetroMedia Fiber Network is laying high bandwidth fiber-optic cables primarily in the Northeast. The 14% coupon bonds are financing the construction of the network. Telephone companies are big subscribers, and Bell Atlantic recently signed on to lease part of the network on a long-term basis.

         Mortgage-backed securities, issued by the U.S. government or its agencies, are a new addition to the Fund and comprised 14% of net assets on December 31. We expect these securities will play an important role, since they offer higher yields than Treasurys and tend to be more stable in price than many long-term fixed-income securities.

     Q:  ERIC, WHAT IS YOUR OUTLOOK FOR THE FUND IN 1999?

     A: The new year is likely to be just as volatile as 1998, making price protection and income all the more important. In addition, the Fund's value orientation is an inherently lower risk equity strategy, because investor expectations and stock valuations are low. We anticipate the Fund's future performance will fall somewhere between that of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. We believe our efforts to rebalance the portfolio should reduce the Fund's overall market risk and help it steer a smoother course in 1999.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98
    ----------------------------------------------------------------------------

SHARES                                                                      VALUE
           INVESTMENT IN SECURITIES - 99.5%
           COMMON STOCKS - 56.2%
           BASIC MATERIALS - 2.3%
           ALUMINUM - 0.4%
 20,000    Reynolds Metals Co.                                           $  1,053,750
                                                                         ------------
           CHEMICALS - 0.9%
 14,000    Dow Chemical Co.                                              $  1,273,125
 26,000    Eastman Chemical Co.                                             1,163,500
                                                                         ------------
                                                                         $  2,436,625
                                                                         ------------
           METALS MINING - 0.2%
 45,000    Asarco, Inc.                                                  $    677,812
                                                                         ------------
           PAPER & FOREST PRODUCTS - 0.8%
 16,000    Georgia-Pacific Group                                         $    937,000
 28,000    Weyerhaeuser Co.                                                 1,422,750
                                                                         ------------
                                                                         $  2,359,750
                                                                         ------------
           TOTAL BASIC MATERIALS                                         $  6,527,937
                                                                         ------------
           CAPITAL GOODS - 3.6%
           AEROSPACE/DEFENSE - 1.2%
 28,000    General Dynamics Corp.                                        $  1,641,500
 20,000    Lockheed Martin Corp.                                            1,695,000
                                                                         ------------
                                                                         $  3,336,500
                                                                         ------------
           ELECTRICAL EQUIPMENT - 0.5%
  5,000    General Electric Co.                                          $    511,237
 16,000    Honeywell, Inc.                                                  1,205,000
                                                                         ------------
                                                                         $  1,716,237
                                                                         ------------
           ENGINEERING & CONSTRUCTION - 0.4%
 25,000    Fluor Corp.                                                   $  1,064,062
                                                                         ------------
           MACHINERY (DIVERSIFIED) - 0.6%
 34,000    Ingersoll-Rand Co.                                            $  1,595,875
                                                                         ------------
           MANUFACTURING (DIVERSIFIED) - 0.9%
 20,000    Tyco International Ltd.                                       $  1,508,750
 10,000    United Technologies Corp.                                        1,087,500
                                                                         ------------
                                                                         $  2,596,250
                                                                         ------------
           TOTAL CAPITAL GOODS                                           $ 10,308,924
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                            (CONTINUED)
    ----------------------------------------------------------------------------

SHARES                                                                      VALUE
           COMMUNICATION SERVICES - 6.1%
           TELECOMMUNICATIONS (LONG DISTANCE) - 2.3%
 87,000    AT&T Corp.                                                    $  6,546,750
                                                                         ------------
           TELEPHONE - 3.8%
 20,000    Ameritech Corp.                                               $  1,267,500
 20,000    Bell Atlantic Corp.                                              1,060,000
 60,000    BellSouth Corp.                                                  2,992,500
 84,000    US West Communications Group, Inc.                               5,428,500
                                                                         ------------
                                                                         $ 10,748,500
                                                                         ------------
           TOTAL COMMUNICATION SERVICES                                  $ 17,295,250
                                                                         ------------
           CONSUMER CYCLICALS - 6.4%
           AUTOMOBILES - 2.8%
137,000    Ford Motor Co.                                                $  8,040,187
                                                                         ------------
           HOMEBUILDING - 0.4%
 25,000    Centex Corp.                                                  $  1,126,562
                                                                         ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES - 0.4%
 18,000    Maytag Corp.                                                  $  1,120,500
                                                                         ------------
           PUBLISHING - 0.9%
 25,000    McGraw-Hill Co., Inc.                                         $  2,546,875
                                                                         ------------
           PUBLISHING (NEWSPAPERS) - 0.4%
 22,000    Knight-Ridder, Inc.                                           $  1,124,750
                                                                         ------------
           RETAIL (GENERAL MERCHANDISE) - 1.2%
 41,000    Wal-Mart Stores, Inc.                                         $  3,338,937
                                                                         ------------
           SERVICES (ADVERTISING/MARKETING) - 0.3%
 13,000    Omnicom Group                                                 $    754,000
                                                                         ------------
           TOTAL CONSUMER CYCLICALS                                      $ 18,051,811
                                                                         ------------
           CONSUMER STAPLES - 3.9%
           DISTRIBUTORS (FOOD & HEALTH) - 0.4%
 45,000    SUPERVALU, Inc.                                               $  1,260,000
                                                                         ------------
           ENTERTAINMENT - 0.4%
 41,000    The Walt Disney Co.                                           $  1,230,000
                                                                         ------------
           FOODS - 0.6%
  9,000    H.J. Heinz Co.                                                $    506,790
 19,000    The Quaker Oats Co.                                              1,130,500
                                                                         ------------
                                                                         $  1,637,290
                                                                         ------------

 10  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

SHARES                                                                      VALUE
           RESTAURANTS - 1.5%
127,000    Darden Restaurants                                            $  2,286,000
 27,000    McDonald's Corp.                                                 2,068,875
                                                                         ------------
                                                                         $  4,354,875
                                                                         ------------
           SPECIALITY PRINTING - 1.0%
 31,000    Deluxe Corp.                                                  $  1,133,437
 35,000    R.R. Donnelly & Sons Co.                                         1,533,437
                                                                         ------------
                                                                         $  2,666,874
                                                                         ------------
           TOTAL CONSUMER STAPLES                                        $ 11,149,039
                                                                         ------------
           ENERGY - 8.3%
           OIL (DOMESTIC INTEGRATED) - 0.9%
 55,000    Royal Dutch Petroleum Co.                                     $  2,633,125
                                                                         ------------
           OIL (INTERNATIONAL INTEGRATED) - 6.6%
 44,000    Chevron Corp.                                                 $  3,649,250
126,000    Conoco, Inc.*                                                    2,630,250
119,000    Exxon Corp.                                                      8,701,875
 32,000    Mobil Corp.                                                      2,788,000
 20,000    Texaco, Inc.                                                     1,057,500
                                                                         ------------
                                                                         $ 18,826,875
                                                                         ------------
           OIL & GAS (REFINING & MARKETING) - 0.8%
 45,000    Ashland Oil, Inc.                                             $  2,176,875
                                                                         ------------
           TOTAL ENERGY                                                  $ 23,636,875
                                                                         ------------
           FINANCIAL - 15.0%
           BANKS (MAJOR REGIONAL) - 4.5%
 70,000    Banc One Corp.                                                $  3,574,375
 38,000    First Union Corp.                                                2,310,875
 28,000    Fleet Financial Group, Inc.                                      1,251,250
 29,000    PNC Bank Corp.                                                   1,569,625
110,000    Wells Fargo Co.                                                  4,393,125
                                                                         ------------
                                                                         $ 13,099,250
                                                                         ------------
           BANKS (MONEY CENTER) - 1.8%
 61,000    BankAmerica Corp.                                             $  3,667,625
 14,000    J.P. Morgan & Co., Inc.                                          1,470,875
                                                                         ------------
                                                                         $  5,138,500
                                                                         ------------

  The accompanying notes are an integral part of these financial statements.  11

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                            (CONTINUED)
    ----------------------------------------------------------------------------

SHARES                                                                      VALUE
           FINANCIAL (DIVERSIFIED) - 1.8%
 40,000    American General Corp.                                        $  3,120,000
 26,000    Federal National Mortgage Association                            1,924,000
                                                                         ------------
                                                                         $  5,044,000
                                                                         ------------
           INSURANCE (LIFE/HEALTH) - 2.0%
 36,000    Jefferson - Pilot Corp.                                       $  2,700,000
 26,000    Trans America Corp.                                              3,003,000
                                                                         ------------
                                                                         $  5,703,000
                                                                         ------------
           INSURANCE (MULTI-LINE) - 1.5%
 40,000    Cigna Corp.                                                   $  3,092,500
 14,000    Lincoln National Corp.                                           1,145,375
                                                                         ------------
                                                                         $  4,237,875
                                                                         ------------
           INSURANCE (PROPERTY/CASUALTY) - 2.1%
 69,000    Allstate Corp.                                                $  2,665,125
 10,000    Progressive Corp.                                                1,693,750
 37,000    Safeco Corp.                                                     1,588,688
                                                                         ------------
                                                                         $  5,947,563
                                                                         ------------
           INSURANCE BROKERS - 1.3%
 42,000    AOC Corp.                                                     $  2,325,750
 23,000    Marsh & McLennan Co., Inc.                                       1,344,063
                                                                         ------------
                                                                         $  3,669,813
                                                                         ------------
           TOTAL FINANCIAL                                               $ 42,840,001
                                                                         ------------
           HEALTHCARE - 1.0%
           HEALTHCARE (DIVERSIFIED) - 0.6%
 11,000    Allergan, Inc.                                                $    712,250
 13,000    Warner-Lambert Co., Inc.                                           977,438
                                                                         ------------
                                                                         $  1,689,688
                                                                         ------------
           HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.4%
 14,000    Eli Lilly & Co.                                               $  1,244,250
                                                                         ------------
           TOTAL HEALTH CARE                                             $  2,933,938
                                                                         ------------
           TECHNOLOGY - 5.2%
           COMMUNICATIONS EQUIPMENT - 0.8%
 12,000    Lucent Technologies, Inc.                                     $  1,320,000
 16,000    Motorola, Inc.                                                     977,000
                                                                         ------------
                                                                         $  2,297,000
                                                                         ------------

 12  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

               S&P/MOODY'S
                 RATINGS
  SHARES       (UNAUDITED)                                                     VALUE
                               COMPUTERS (HARDWARE) - 1.9%
$    56,000                    Compaq Computer Corp.                        $  2,348,500
     43,000                    Hewlett-Packard Co.                             2,937,438
                                                                            ------------
                                                                            $  5,285,938
                                                                            ------------
                               ELECTRONICS (SEMICONDUCTORS) - 2.5%
     60,000                    Intel Corp.                                  $  7,113,750
                                                                            ------------
                               TOTAL TECHNOLOGY                             $ 14,696,688
                                                                            ------------
                               TRANSPORTATION - 0.5%
                               AIRLINES - 0.5%
     65,000                    Southwest Airlines Co.                       $  1,458,438
                                                                            ------------
                               TOTAL TRANSPORTATION                         $  1,458,438
                                                                            ------------
                               UTILITIES - 3.9%
                               ELECTRIC COMPANIES - 3.9%
     53,000                    DTE Energy Co.                               $  2,272,375
     52,000                    Firstenergy Corp.                               1,693,250
    106,000                    Houston Industries, Inc.                        3,405,250
     88,000                    Public Service Enterprise Group, Inc.           3,520,000
                                                                            ------------
                               TOTAL UTILITIES                              $ 10,890,875
                                                                            ------------
                               TOTAL COMMON STOCK
                               (Cost $139,097,532)                          $159,789,776
                                                                            ------------
 PRINCIPAL
  AMOUNT
                               DEBT OBLIGATIONS - 43.3%
                               CORPORATE BONDS - 26.0%
                               BASIC MATERIALS - 5.0%
$   500,000   B-/Caa1          AEI Resources, 11.5%, 12/15/06               $    495,000
  2,000,000   BB-/Ba3          Bethlehem Steel Corp., 10.375%, 9/1/03          2,100,000
  2,000,000   BBB/Baa2         Bowater Inc., 9.0%, 8/1/09                      2,359,000
  4,000,000   BBB-/Baa2        Georgia Pacific Co., 9.875%, 11/1/21            4,488,080
  4,000,000   BBB-/Baa2        USX Corp., 9.375%, 2/15/12                      4,801,320
                                                                            ------------
                               TOTAL BASIC MATERIALS                        $ 14,243,400
                                                                            ------------

  The accompanying notes are an integral part of these financial statements.  13

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                            (CONTINUED)
    ----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               CAPITAL GOODS - 4.5%
$ 1,000,000   BB/Ba2           Allied Waste North America, 7.625%, 1/1/06   $  1,010,000
  5,000,000   AAA/Aaa          General Electric Capital Corp., 8.85%,
                               4/1/05                                          5,892,900
    250,000   B/B2             Metromedia Fiber Network, Inc., 10.0%,
                               11/15/08                                          256,875
  5,000,000   BBB-/Baa3        Southdown Inc., 10.0%, 3/1/06                   5,575,500
                                                                            ------------
                               TOTAL CAPITAL GOODS                          $ 12,735,275
                                                                            ------------
                               COMMUNICATION SERVICES - 0.4%
  1,000,000   A-/Baa1          Sprint Capital Corp., 5.7%, 11/15/03         $  1,004,680
                                                                            ------------
                               TOTAL COMMUNICATION SERVICES                 $  1,004,680
                                                                            ------------
                               CONSUMER CYCLICALS - 3.5%
  2,000,000   A/A2             General Motors Acceptance Corp., 8.5%,
                               1/1/03                                       $  2,198,560
  1,500,000   A/A1             May Department Stores Co., 9.875%, 6/15/00      1,589,025
  5,000,000   BBB-/Baa3        News America Holdings Inc., 8.25%, 8/10/18      5,695,700
    750,000   BB+/Baa3         Saks Inc., 8.25%, 11/15/08                        795,983
                                                                            ------------
                               TOTAL CONSUMER CYCLICALS                     $ 10,279,268
                                                                            ------------
                               CONSUMER STAPLES - 0.2%
    500,000   B/B3             Agrilink Foods, 11.875%, 11/1/08             $    507,500
                                                                            ------------
                               TOTAL CONSUMER STAPLES                       $    507,500
                                                                            ------------
                               ENERGY - 2.7%
  2,500,000   BBB/Baa2         Ashland Oil Co., 8.8%, 11/15/12              $  2,953,375
  4,100,000   A-/A3            Phillips Petroleum Co., 8.86%, 5/15/22          4,616,354
                                                                            ------------
                               TOTAL ENERGY                                 $  7,569,729
                                                                            ------------
                               FINANCIAL - 4.6%
  4,000,000   A/A1             Ford Motor Credit Co., 9.14%, 12/30/14       $  4,597,040
  5,000,000   BB-/Ba1          Riggs National Corp., 8.5%, 2/1/06              5,217,650
  3,000,000   BBB+/A3          Washington Mutual Capital, Inc., 8.375%,
                               6/1/27                                          3,329,520
                                                                            ------------
                               TOTAL FINANCIAL                              $ 13,144,210
                                                                            ------------

 14  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               HEALTHCARE - 1.8%
$   250,000   B+/B2            Biovail International Corp., 10.875%,
                               11/15/05                                     $    252,500
  5,000,000   BB-/Ba3          Quorum Health Group, 8.75%, 11/1/05             4,775,000
                                                                            ------------
                               TOTAL HEALTHCARE                             $  5,027,500
                                                                            ------------
                               TRANSPORTATION - 3.3%
  5,000,000   BBB/Baa1         Delta Air Lines, Inc., 9.2%, 9/23/14         $  5,995,450
  3,000,000   BBB-/Baa2        Kansas City Southern Industries, Inc.,
                               8.8%, 7/1/22                                    3,332,340
                                                                            ------------
                               TOTAL TRANSPORTATION                         $  9,327,790
                                                                            ------------
                               TOTAL CORPORATE BONDS                        $ 73,839,352
                                                                            ------------
                               U.S. GOVERNMENT OBLIGATIONS - 17.3%
  3,000,000                    Federal Home Loan Mortgage Corp., 6.0%,
                               7/15/24                                      $  3,029,670
  3,500,000                    Federal National Mortgage Association,
                               5.5%, 12/1/13                                   3,452,960
  2,828,524                    Federal National Mortgage Association,
                               REMIC Series 98-50 EN, 6.5%, 9/25/28            2,834,832
    887,270                    Government National Mortgage Association,
                               7.0%, 3/15/12                                     906,497
  1,480,783                    Government National Mortgage Association,
                               7.0%, 11/15/13                                  1,521,964
  2,020,000                    Government National Mortgage Association,
                               7.0%, 12/15/13                                  2,076,176
  4,987,513                    Government National Mortgage Association,
                               6.0%, 9/15/28                                   4,942,326
 10,773,730                    Government National Mortgage Association,
                               6.0%, 10/15/28                                 10,677,299
  4,984,936                    Government National Mortgage Association,
                               6.5%, 10/15/28                                  5,033,240
  1,973,309                    Government National Mortgage Association,
                               REMIC Series 1998-24A, 6.5%, 11/20/24           1,997,581
  2,000,000                    Government National Mortgage Association,
                               REMIC Series 1998-13B, 6.5%, 12/20/25           2,030,400

  The accompanying notes are an integral part of these financial statements.  15

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                            (CONTINUED)
    ----------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
$ 4,050,000                    U.S. Treasury Bonds, 6.5%, 10/15/06          $  4,492,544
  1,290,000                    U.S. Treasury Bonds, 8.125%, 8/15/19            1,722,073
  4,250,000                    U.S. Treasury Notes, 6.25%, 1/31/02             4,441,718
                                                                            ------------
                               TOTAL U.S. GOVERNMENT OBLIGATIONS            $ 49,159,280
                                                                            ------------
                               TOTAL DEBT OBLIGATIONS
                               (Cost $120,064,874)                          $122,998,632
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $259,162,406)                          $282,788,408
                                                                            ------------
                               TEMPORARY CASH INVESTMENT - 0.5%
                               COMMERCIAL PAPER - 0.5%
  1,413,000                    Ford Motor Credit Corp., 4.92%, 1/4/99       $  1,413,000
                                                                            ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $1,413,000)                            $  1,413,000
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES
                               AND TEMPORARY CASH INVESTMENT - 100%
                               (Cost $260,575,406) (a)(b)                   $284,201,408
                                                                            ============

*   Non-income producing security.

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $260,575,406 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                         $ 27,126,383
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                           (3,500,381)
                                                                            ------------
    Net unrealized gain                                                     $ 23,626,002
                                                                            ============

(b) At December 31, 1998, the Fund had a net capital loss carryforward of $14,695,906 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 were as follows:

                                                             PURCHASES         SALES
                                                            ------------    ------------
Long-term U.S. Government                                   $ 67,201,867    $ 54,924,114
Other Long-term Securities                                   208,855,391     210,310,559

 16  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     BALANCE SHEET 12/31/98
    ----------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
  cash
        investment of $1,413,000) (cost $260,575,406)             $284,201,408
     Receivables -
        Investment securities sold                                   1,872,005
        Fund shares sold                                               423,505
        Dividends and interest                                       2,124,979
        Other                                                            1,944
                                                                  ------------
           Total assets                                           $288,623,841
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $  3,589,445
        Fund shares repurchased                                        519,111
     Due to bank                                                       182,319
     Due to affiliates                                                 295,474
     Accrued expenses                                                  103,238
                                                                  ------------
           Total liabilities                                      $  4,689,587
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $274,820,527
     Accumulated undistributed net investment income                   183,630
     Accumulated net realized loss on investments                  (14,695,905)
     Net unrealized gain on investments                             23,626,002
                                                                  ------------
           Total net assets                                       $283,934,254
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $257,419,328/26,429,768 shares)            $       9.74
                                                                  ============
     Class B (based on $22,737,214/2,355,547 shares)              $       9.65
                                                                  ============
     Class C (based on $3,777,712/387,301 shares)                 $       9.75
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.20
                                                                  ============

  The accompanying notes are an integral part of these financial statements.  17

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
    ----------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/98

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $3,754)      $3,080,845
    Interest                                                  9,073,682
                                                             ----------
          Total investment income                                             $ 12,154,527
                                                                              ------------
 EXPENSES:
    Management fees                                          $1,917,359
    Transfer agent fees
       Class A                                                  474,703
       Class B                                                   53,853
       Class C                                                   11,848
    Distribution fees
       Class A                                                  685,982
       Class B                                                  191,341
       Class C                                                   32,121
    Accounting                                                   73,167
    Custodian fees                                               57,610
    Registration fees                                            68,900
    Professional fees                                            44,983
    Printing                                                     33,361
    Fees and expenses of nonaffiliated trustees                  17,643
    Miscellaneous                                                17,261
                                                             ----------
          Total expenses                                                      $  3,680,132
          Less fees paid indirectly                                                (57,721)
                                                                              ------------
          Net expenses                                                        $  3,622,411
                                                                              ------------
             Net investment income                                            $  8,532,116
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                          $(14,852,123)
    Change in net unrealized gain on investments                                 9,078,125
                                                                              ------------
       Net loss on investments                                                $ (5,773,998)
                                                                              ------------
       Net increase in net assets resulting from operations                   $  2,758,118
                                                                              ============

 18  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
    ----------------------------------------------------------------------------

     FOR THE YEARS ENDED 12/31/98 AND 12/31/97

                                                                YEAR ENDED     YEAR ENDED
                       FROM OPERATIONS:                          12/31/98       12/31/97
 Net investment income                                         $  8,532,116   $ 10,205,513
 Net realized gain (loss) on investments                        (14,852,123)    42,840,367
 Change in net unrealized gain on investments                     9,078,125    (15,644,829)
                                                               ------------   ------------
       Net increase in net assets resulting from operations    $  2,758,118   $ 37,401,051
                                                               ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
       Class A ($0.30 and $0.40 per share, respectively)       $ (8,098,749)  $ (9,787,194)
       Class B ($0.22 and $0.31 per share, respectively)           (445,932)      (296,419)
       Class C ($0.22 and $0.31 per share, respectively)            (73,667)       (41,660)
 Net realized gain:
       Class A ($0.23 and $1.54 per share, respectively)         (5,730,953)   (36,413,655)
       Class B ($0.23 and $1.54 per share, respectively)           (527,666)    (1,818,106)
       Class C ($0.23 and $1.54 per share, respectively)            (85,992)      (245,120)
                                                               ------------   ------------
             Total distributions to shareholders               $(14,962,959)  $(48,602,154)
                                                               ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                              $ 53,764,258   $ 35,307,081
 Reinvestment of distributions                                   13,428,978     43,110,353
 Cost of shares repurchased                                     (61,437,995)   (60,895,690)
                                                               ------------   ------------
       Net increase in net assets resulting from fund share
          transactions                                         $  5,755,241   $ 17,521,744
                                                               ------------   ------------
       Net increase (decrease) in net assets                   $ (6,449,600)  $  6,320,641
 NET ASSETS:
 Beginning of year                                              290,383,854    284,063,213
                                                               ------------   ------------
 End of year (including accumulated undistributed net
   investment income of $183,630 and $284,555 respectively)    $283,934,254   $290,383,854
                                                               ============   ============

 CLASS A                              '98 SHARES    '98 AMOUNT    '97 SHARES    '97 AMOUNT
 Shares sold                          3,662,322    $ 37,731,555   2,323,054    $ 25,981,813
 Reinvestment of distributions        1,248,982      12,409,860   4,015,098      40,935,530
 Less shares repurchased             (5,532,673)    (56,591,983) (5,215,265)    (58,241,422)
                                     ----------    ------------  ----------    ------------
         Net increase (decrease)       (621,369)   $ (6,450,568)  1,122,887    $  8,675,921
                                     ==========    ============  ==========    ============
 CLASS B
 Shares sold                          1,232,938    $ 12,581,848     690,179    $  7,841,955
 Reinvestment of distributions           90,776         885,232     192,597       1,938,506
 Less shares repurchased               (335,931)     (3,367,944)   (170,315)     (1,906,474)
                                     ----------    ------------  ----------    ------------
         Net increase                   987,783    $ 10,099,136     712,461    $  7,873,987
                                     ==========    ============  ==========    ============
 CLASS C
 Shares sold                            333,098    $  3,450,855     129,250    $  1,483,313
 Reinvestment of distributions           13,580         133,886      23,280         236,317
 Less shares repurchased               (146,232)     (1,478,068)    (65,385)       (747,794)
                                     ----------    ------------  ----------    ------------
         Net increase                   200,446    $  2,106,673      87,145    $    971,836
                                     ==========    ============  ==========    ============

  The accompanying notes are an integral part of these financial statements.  19

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CLASS A                                                  12/31/98       12/31/97       12/31/96       12/31/95       12/31/94
Net asset value, beginning of year                       $  10.15       $  10.65       $  10.30       $   9.11       $  10.21
                                                         --------       --------       --------       --------       --------
Increase (decrease) from investment operations:
  Net investment income                                  $   0.30       $   0.41       $   0.64       $   0.66       $   0.66
  Net realized and unrealized gain (loss) on
    investments                                             (0.18)          1.03           0.33           1.29          (1.09)
                                                         --------       --------       --------       --------       --------
    Net increase (decrease) from investment operations   $   0.12       $   1.44       $   0.97       $   1.95       $  (0.43)
Distributions to shareholders:
  Net investment income                                     (0.30)         (0.40)         (0.62)         (0.65)         (0.67)
  Net realized gain                                         (0.23)         (1.54)             -          (0.11)             -
                                                         --------       --------       --------       --------       --------
Net increase (decrease) in net asset value               $  (0.41)      $  (0.50)      $   0.35       $   1.19       $  (1.10)
                                                         --------       --------       --------       --------       --------
Net asset value, end of year                             $   9.74       $  10.15       $  10.65       $  10.30       $   9.11
                                                         ========       ========       ========       ========       ========
Total return*                                                1.14%         13.92%          9.89%         22.00%         (4.31)%
Ratio of net expenses to average net assets                  1.17%+         1.19%+         1.10%+         1.13%+         1.11%
Ratio of net investment income to average net assets         2.92%+         3.55%+         6.17%+         6.58%+         7.07%
Portfolio turnover rate                                        94%           122%            31%            25%            50%
Net assets, end of year (in thousands)                   $257,419       $274,695       $276,064       $281,639       $259,970
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                               1.16%          1.17%          1.08%          1.11%             -
  Net investment income                                      2.93%          3.57%          6.19%          6.60%             -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +   Ratio assuming no reduction for fees paid indirectly.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/98
    ----------------------------------------------------------------------------

                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   4/28/95 TO
 CLASS B                               12/31/98     12/31/97     12/31/96     12/31/95
 Net asset value, beginning of
  period                               $ 10.08      $ 10.59       $10.27       $ 9.55
                                       -------      -------       ------       ------
 Increase (decrease) from investment
   operations:
   Net investment income               $  0.23      $  0.32       $ 0.52       $ 0.39
   Net realized and unrealized gain
     (loss) on investments               (0.21)        1.02         0.37         0.90
                                       -------      -------       ------       ------
     Net increase from investment
       operations                      $  0.02      $  1.34       $ 0.89       $ 1.29
 Distributions to shareholders:
   Net investment income                 (0.22)       (0.31)       (0.52)       (0.46)
   In excess of net investment
     income                                  -            -        (0.05)           -
   Net realized gain                     (0.23)       (1.54)           -        (0.11)
                                       -------      -------       ------       ------
 Net increase (decrease) in net
   asset value                         $ (0.43)     $ (0.51)      $ 0.32       $ 0.72
                                       -------      -------       ------       ------
 Net asset value, end of period        $  9.65      $ 10.08       $10.59       $10.27
                                       =======      =======       ======       ======
 Total return*                            0.19%       12.98%        9.02%       13.74%
 Ratio of net expenses to average
   net assets                             2.03%+       2.01%+       1.88%+       1.88%**+
 Ratio of net investment income to
   average net assets                     2.09%+       2.65%+       5.45%+       5.83%**+
 Portfolio turnover rate                    94%         122%          31%          25%
 Net assets, end of period (in
   thousands)                          $22,737      $13,789       $6,940       $1,800
 Ratios assuming reduction of fees
   paid indirectly:
   Net expenses                           2.01%        1.99%        1.86%        1.78%**
   Net investment income                  2.11%        2.67%        5.47%        5.93%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  21

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/98
    ----------------------------------------------------------------------------

                                              YEAR ENDED    YEAR ENDED    1/31/96 TO
CLASS C                                        12/31/98      12/31/97      12/31/96
Net asset value, beginning of period            $10.17        $10.62        $10.39
                                                ------        ------        ------
Increase (decrease) from investment
 operations:
  Net investment income                         $ 0.23        $ 0.33        $ 0.49
  Net realized and unrealized
   gain (loss) on investments                    (0.20)         1.07          0.31
                                                ------        ------        ------
  Net increase from investment operations       $ 0.03        $ 1.40        $ 0.80
Distributions to shareholders:
  Net investment income                          (0.22)        (0.31)        (0.49)
  In excess of net investment income                 -             -         (0.08)
  Net realized gain                              (0.23)        (1.54)            -
                                                ------        ------        ------
Net increase (decrease) in net asset value      $(0.42)       $(0.45)       $ 0.23
                                                ------        ------        ------
Net asset value, end of period                  $ 9.75        $10.17        $10.62
                                                ======        ======        ======
Total return*                                     0.27%        13.48%         8.12%
Ratio of net expenses to average net assets       2.12%+        2.03%+        1.76%**+
Ratio of net investment income to average
 net assets                                       2.01%+        2.68%+        5.63%**+
Portfolio turnover rate                             94%          122%           31%
Net assets, end of period (in thousands)        $3,778        $1,900        $1,059
Ratios assuming reduction of fees paid
 indirectly:
  Net expenses                                    2.09%         1.98%         1.73%**
  Net investment income                           2.04%         2.73%         5.66%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

 22  The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98
    ----------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 3, 1997, certain changes were made to the Fund's operations including, among other things, a new management contract and a change in the Fund's investment objective from current income consistent with preservation and conservation of capital to capital growth and current income. In connection with this policy change, the Fund changed its name from Pioneer Income Fund.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                      (CONTINUED)
    ----------------------------------------------------------------------------

       are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

       Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $28,336 of class action settlements received by the Fund during the year ended December 31, 1998.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At December 31, 1998, the Fund reclassified $14,693 from accumulated undistributed net investment income to accumulated undistributed net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

       Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $78,187 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $161,930 was payable to PIM related to management fees, administrative and certain other services.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                      (CONTINUED)
    ----------------------------------------------------------------------------

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $56,728 in transfer agent fees payable to PSC at December 31, 1998.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $76,816 in distribution fees payable to PFD at December 31, 1998.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $30,579 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $57,721 under such arrangements.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    6. LINE OF CREDIT FACILITY

    Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended December 31, 1998, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
    ----------------------------------------------------------------------------

    TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER BALANCED FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP


    Boston, Massachusetts
    February 12, 1999

     PIONEER BALANCED FUND

    ----------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
    ----------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                         President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   John A. Boynton, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.


     CUSTODIAN
     Brown Brothers Harriman & Co.


     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP


     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.


     LEGAL COUNSEL
     Hale and Dorr LLP


     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

RETIREMENT PLANS INFORMATION                                1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                           1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                           ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEBSITE:                                    www.pioneerfunds.com




THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

[PIONEER LOGO]  PIONEER FUNDS DISTRIBUTOR, INC.
                60 STATE STREET                            0898-5427
                BOSTON, MASSACHUSETTS 02109             (c)PIONEER FUNDS DISTRIBUTOR, INC.
                www.pioneerfunds.com                    [LOGO FOR RECYCLED PAPER] PRINTED ON RECYCLED PAPER